                                                                  Exhibit 10.25


[CCS LOGO]



June 30, 1996


Dr. Joseph Fernandez
President
Joseph Fernandez & Associates, Inc.
1240 Wellington Terrace
Maitland, Florida 32751


Dear Joe,

This letter sets forth my understanding of the proposed agreement between Joseph Fernandez & Associates and Children's Comprehensive Services, Inc. (CCS).

Services:          Marketing consulting services

Term:              July 1, 1996 through June 30, 1997

Compensation:      - Monthly payments of $4,167.
                   - 20,000 CCS stock warrants to be granted to Joseph
                     Fernandez & Associates for each new program, with a projected annual operating income of $200,000, which is started as a result of Joseph Fernandez & Associates' efforts.

Expenses:           All reasonable and customary expenses incurred in
                    connection with these services will be reimbursed.

If these arrangements are acceptable, please indicate by signing and returning a copy of this letter.

Yours truly,

/s/ William J Ballard
    -----------------
    William J Ballard
     Chairman & CEO


The proposed arrangements are acceptable to Joseph Fernandez & Associates.


/s/ Joseph A. Fernandez
- -----------------------------             ------------------
    Joseph A. Fernandez                   Date
    President



                   CHILDREN'S COMPREHENSIVE SERVICES, INC.
               805 South Church Street - Post Office Box Eight
                Murfreesboro, Tennessee - Zip Code 37133-0008
               Telephone 615-896-3100 - Facsimile 615-896-5068